Exhibit 32
                                   ----------



                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


         In connection with the Quarterly Report of RemoteMDx, Inc. on Form 10-QSB for the period ended December 31, 2006 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), David G. Derrick, Chief Executive Officer and Michael G. Acton, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.


                                            /s/ David G. Derrick
                                           -----------------------
                                           David G. Derrick
                                           Chief Executive Officer
                                           RemoteMDx, Inc.

                                           /s/ Michael G. Acton
                                           -----------------------
                                           Michael G. Acton
                                           Chief Financial Officer



Dated: February 14, 2007